UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated July 15, 2004.

Item 12. Results of Operations and Financial Condition

On July 15, 2004, Huttig Building Products, Inc. issued a press release setting forth its financial results for the second quarter of fiscal 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: July 16, 2004

/s/ THOMAS S. McHUGH
Thomas S. McHugh
Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 15, 2004.